                                                                    EXHIBIT 4(a)

                   _________________________________________



                             CAMPBELL SOUP COMPANY


                                    ________

                                   INDENTURE
                          Dated as of          , 1996

                                    ________

                            BANKERS TRUST COMPANY,
                                    Trustee

                   _________________________________________

                             CAMPBELL SOUP COMPANY

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                             Indenture Section
- ---------------------------                             -----------------
(S)310(a)(1)..........................................        609
  (a)(2)..............................................        609
  (a)(3)..............................................   Not Applicable
  (a)(4)..............................................   Not Applicable
  (b).................................................        608
                                                              610(a) and 610(e)
  (c).................................................   Not Applicable
(S)311(a).............................................        613(a) and 613(c)
  (b)(2)..............................................        703(a)(2)
                                                              703(b)
  (c).................................................   Not Applicable
(S)312(a).............................................        701
                                                              702(a)
  (b).................................................        702(b)
  (c).................................................        702(c)
(S)313(a).............................................        703(a)
  (b).................................................        703(b)
  (c).................................................        703(a), 703(b)
  (d).................................................        703(d)
(S)314(a).............................................        704
  (b).................................................   Not Applicable
  (c)(1)..............................................        102
  (c)(2)..............................................        102
  (c)(3)..............................................   Not Applicable
  (d).................................................   Not Applicable
  (e).................................................        102
(S)315(a).............................................        601(a)
  (b).................................................        602
                                                              703(a)(6)
  (c).................................................        601(b)
  (d).................................................        601(c)
  (d)(1)..............................................        601(c)(1)
  (d)(2)..............................................        601(c)(2)
  (d)(3)..............................................        601(c)(3)
  (e).................................................        514
(S)316(a).............................................        101
  (a)(1)(A)...........................................        502
                                                              512
  (a)(1)(B)...........................................        513
  (a)(2)..............................................   Not Applicable
  (b).................................................        508
(S)317(a)(1)..........................................        503
  (a)(2)..............................................        504
  (b).................................................        1003
(S)318(a).............................................        107


__________________________

*NOTE:  This cross- Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
                                   ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION.................   1
SECTION 1.1   Definitions..........................................   1
  Act..............................................................   2
  Affiliate........................................................   2
  Attributable Debt................................................   2
  Authenticating Agent.............................................   2
  Authorized Newspaper.............................................   2
  Authorized Officer...............................................   2
  Bearer Security..................................................   3
  Board of Directors...............................................   3
  Board Resolution.................................................   3
  Book-Entry Security..............................................   3
  Business Day.....................................................   3
  Capital Stock....................................................   3
  CEDEL S.A........................................................   3
  Commission.......................................................   3
  Common Depository................................................   3
  Company..........................................................   4
  Company Request and Company Order................................   4
  Consolidated Net Assets..........................................   4
  Corporate Trust Office...........................................   4
  coupon...........................................................   4
  Defaulted Interest...............................................   4
  Depository.......................................................   4
  Dollar...........................................................   4
  Euroclear........................................................   4
  Event of Default.................................................   4
  Exchange Date....................................................   4
  Funded Debt......................................................   4
  Holder...........................................................   5
  Indenture........................................................   5
  interest.........................................................   5
  Interest  Payment Date...........................................   5
  Judgment Currency................................................   5
  Maturity.........................................................   5
  Officers' Certificate............................................   5
  Opinion of Counsel...............................................   5
  Original Issue Discount Security.................................   5
  Outstanding......................................................   5
  Paying Agent.....................................................   7

                                                                   PAGE
                                                                   ----
  Person...........................................................   7
  Place of Payment.................................................   7
  Predecessor Security.............................................   7
  Principal Property...............................................   7
  Realty Subsidiary................................................   7
  Redemption Date..................................................   7
  Redemption Price.................................................   8
  Registered Security..............................................   8
  Regular Record Date..............................................   8
  Required Currency................................................   8
  Responsible Office...............................................   8
  Restricted Subsidiary............................................   8
  Securities.......................................................   8
  Security Register and Security Registrar.........................   8
  Special Record Date..............................................   8
  Stated Maturity..................................................   8
  Subsidiary.......................................................   9
  Trustee..........................................................   9
  Trust Indenture Act..............................................   9
  United States....................................................   9
  United States Alien..............................................   9
  U.S. Government Obligations......................................   9
  Voting Stock.....................................................   9
SECTION 1.2   Compliance Certificates and Opinions................   10
SECTION 1.3   Form of Documents Delivered to Trustee..............   10
SECTION 1.4   Acts of Holders.....................................   11
SECTION 1.5   Notices, Etc., to Trustee and Company...............   14
SECTION 1.6   Notice to Holders; Waiver...........................   14
SECTION 1.7   Language of Notices, Etc............................   15
SECTION 1.8   Conflict with Trust Indenture Act...................   15
SECTION 1.9   Effect of Headings and Table of Contents............   15
SECTION 1.10  Successors and Assigns..............................   15
SECTION 1.11  Separability Clause.................................   16
SECTION 1.12  Benefits of Indenture...............................   16
SECTION 1.13  Governing Law.......................................   16
SECTION 1.14  Legal Holidays......................................   16
SECTION 1.15  Judgment Currency...................................   16
SECTION 1.16  Immunity of Incorporators, Shareholders, Officer
              Directors and Employees.............................   17

                                                                   PAGE
                                                                   ----
                                   ARTICLE II

                                 SECURITY FORMS....................  18
SECTION 2.1    Forms Generally.....................................  18
SECTION 2.2    Form of Trustee's Certificate of Authentication.....  19
SECTION 2.3    Securities in Global Form...........................  19
SECTION 2.4    Form of Legend for Book-Entry Securities............  20

                                  ARTICLE III

                                 THE SECURITIES....................  20
SECTION 3.1     Amount Unlimited; Issuable in Series...............  20
SECTION 3.2     Denominations......................................  23
SECTION 3.3     Execution, Authentication, Delivery and Dating.....  23
SECTION 3.4     Temporary Securities...............................  26
SECTION 3.5     Registration, Registration of Transfer and Exchange  28
SECTION 3.6     Mutilated, Destroyed, Lost and Stolen Securities...  32
SECTION 3.7     Payment of Interest; Interest Rights Preserved.....  33
SECTION 3.8     Persons Deemed Owners..............................  35
SECTION 3.9     Cancellation.......................................  36
SECTION 3.10    Computation of Interest............................  37
SECTION 3.11    Electronic Security Issuance.......................  37
SECTION 3.12    CUSIP Numbers......................................  37

                                   ARTICLE IV

                            SATISFACTION AND DISCHARGE.............  37
SECTION 4.1    Satisfaction and Discharge of Indenture.............  37
SECTION 4.2    Application of Trust Money..........................  39
SECTION 4.3    Discharge and Defeasance of Securities of any
               Series..............................................  39

                                   ARTICLE V

                                   REMEDIES........................  41
SECTION 5.1     Events of Default..................................  41
SECTION 5.2     Acceleration of Maturity; Rescission and
                Annulment..........................................  42
SECTION 5.3     Collection of Indebtedness and Suits for
                Enforcement by Trustee.............................  43
SECTION 5.4     Trustee May File Proof of Claim....................  44
SECTION 5.5     Trustee May Enforce Claims Without Possession of
                Securities or Coupons..............................  45
SECTION 5.6     Application of Money Collected.....................  45
SECTION 5.7     Limitation on Suits................................  46
SECTION 5.8     Unconditional Right of Holders to Receive
                Principal,Premium and Interest.....................  47
SECTION 5.9     Restoration of Rights and Remedies.................  47
SECTION 5.10    Rights and Remedies Cumulative.....................  47
SECTION 5.11    Delay or Omission Not Waiver.......................  47
SECTION 5.12    Control by Holders.................................  48

                                                                    PAGE
                                                                    ----
SECTION 5.13    Waiver of Past Defaults............................   48
SECTION 5.14    Undertaking for Costs..............................   48
SECTION 5.15    Waiver of Stay or Extension Laws...................   49

                                   ARTICLE VI
                                  THE TRUSTEE......................   49
SECTION 6.1     Certain Duties and Responsibilities................   49
SECTION 6.2     Notice of Defaults.................................   50
SECTION 6.3     Certain Rights of Trustee..........................   51
SECTION 6.4     Not Responsible for Recitals or Issuance of
                Securities.........................................   52
SECTION 6.5     May Hold Securities................................   52
SECTION 6.6     Money Held in Trust................................   52
SECTION 6.7     Compensation and Reimbursement.....................   53
SECTION 6.8     Disqualification; Conflicting Interests............   53
SECTION 6.9     Corporate Trustee Required; Eligibility............   53
SECTION 6.10    Resignation and Removal; Appointment of Successor..   54
SECTION 6.11    Acceptance of Appointment by Successor.............   55
SECTION 6.12    Merger, Conversion, Consolidation or Succession
                to Business........................................   56
SECTION 6.13    Preferential Collection of Claims Against Company..   57
SECTION 6.14    Appointment of Authenticating Agent................   57

                                  ARTICLE VII
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...   59
  SECTION 7.1   Company to Furnish Trustee Names and Addresses
                of Holders of Registered Securities................   59
  SECTION 7.2   Preservation of Information; Communications
                to Holders.........................................   59
  SECTION 7.3   Reports by Trustee.................................   61
  SECTION 7.4   Reports by Company.................................   61

                                  ARTICLE VIII
                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE  62
  SECTION 8.1   Company May Consolidate, Etc., Only on Certain
                Terms...............................................  62
  SECTION 8.2   Successor Substituted..............................   63

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES...............   63
  SECTION 9.1    Supplemental Indentures Without Consent of
                 Holders...........................................   64
  SECTION 9.2    Supplemental Indentures with Consent of Holders...   65
  SECTION 9.3    Execution of Supplemental Indentures..............   66
  SECTION 9.4    Effect of Supplemental Indentures.................   66
  SECTION 9.5    Conformity with Trust Indenture Act...............   66
  SECTION 9.6    Reference in Securities to Supplemental
                 Indentures........................................   66

                                                                    PAGE
                                                                    ----
                                   ARTICLE X
                                   COVENANTS.......................   67
SECTION 10.1     Payment of Principal, Premium and Interest........   67
SECTION 10.2     Maintenance of Office or Agency...................   67
SECTION 10.3     Money for Security Payments to Be Held in Trust...   68
SECTION 10.4     Restrictions on Secured Debt......................   70
SECTION 10.5     Restrictions on Sales and Leasebacks..............   72
SECTION 10.6     Statement as to Compliance........................   73
SECTION 10.7     Corporate Existence...............................   73
SECTION 10.8     Waiver of Certain Covenants.......................   74
SECTION 10.9     Additional Amounts................................   74
SECTION 10.10    Calculation of Original Issue Discount............   75

                                   ARTICLE XI
                           REDEMPTION OF SECURITIES................   75
SECTION 11.1    Applicability of This Article......................   75
SECTION 11.2    Election to Redeem; Notice to Trustee..............   75
SECTION 11.3    Selection by Trustee of Securities to Be Redeemed..   75
SECTION 11.4    Notice of Redemption...............................   76
SECTION 11.5    Deposit of Redemption Price........................   77
SECTION 11.6    Securities Payable on Redemption Date..............   77
SECTION 11.7    Securities Redeemed in Part........................   78

                                  ARTICLE XII
                                 SINKING FUNDS.....................   79
SECTION 12.1    Applicability of Article...........................   79
SECTION 12.2    Satisfaction of Sinking Fund Payments with
                Securities.........................................   79
SECTION 12.3    Redemption of Securities for Sinking Fund..........   79

                                ARTICLE XIII
                     MEETINGS OF HOLDERS OF SECURITIES.............   80
SECTION 13.1    Purposes for Which Meetings May be Called..........   80
SECTION 13.2    Call, Notice and Place of Meetings.................   80
SECTION 13.3    Persons Entitled to Vote at Meetings...............   81
SECTION 13.4    Quorum; Action.....................................   81
SECTION 13.5    Determination of Voting Rights; Conduct and
                Adjournment of Meetings............................   82
SECTION 13.6    Counting Votes and Recording Action of Meetings....   83



EXHIBIT A.        Form of Registered Security......................  A-1
EXHIBIT B.        Form of Bearer Security..........................  B-1
EXHIBIT C.        Forms of Certification...........................C-1-1

     INDENTURE, dated as of September , 1996, from CAMPBELL SOUP COMPANY, a New Jersey corporation (hereinafter called the "Company") having its principal office at Campbell Place, Camden, New Jersey 08101-0391 to Bankers Trust Company, a banking corporation duly incorporated and existing under the laws of the State of New York (hereinafter called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:


                                   ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

     SECTION 1.1  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular,

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted in the United States at the date or time of such computation; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the actual percentage rate inherent in such arrangement as determined in good faith by the Company. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Authorized Officer", when used with respect to the Company, means the Chairman of the Board, the Vice Chairman of the Board, the President, the chief financial officer, the chief legal officer, the Treasurer, a Deputy Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company.

          "Bearer Security" means any Security substantially in the form for Bearer Securities set forth in Exhibit B or established pursuant to Section
     2.1 which is payable to bearer.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means a Security bearing the legend specified in
     Section 2.4, evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or such nominee. Book-Entry Securities shall not be deemed to be securities in global form for purposes of Sections 2.1 and
     2.3 and Article III of the Indenture.

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in the Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close, unless otherwise specified for a particular series of Securities.

          "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

          "CEDEL S.A." means CEDEL BANK, Societe Anonyme, or its successor.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Depository" has the meaning specified in Section 3.4.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by two Authorized Officers of the Company, and delivered to the Trustee.

          "Consolidated Net Assets" means total assets after deducting therefrom all current liabilities as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and computed in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, the City of New York, New York, at which at any particular time its corporate trust business shall be administered.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Depository" means with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the clearing agency registered under the Securities Exchange Act of 1934, as amended, specified for that purpose contemplated by Section 3.1.

          "Dollar or $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Euroclear" means the operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Date" has the meaning specified in Section 3.4.

          "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower and (ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Assets both as an asset and as Funded Debt at the amount so capitalized).

          "Holder" means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security, or any related coupon, the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 3.1.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Judgment Currency" has the meaning specified in section 1.15.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or, herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by two Authorized Officers of the Company and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or may be other counsel satisfactory to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 5.2.

          "Outstanding", when used with respect to Securities of all Series or Securities of any series means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Such Securities or portions thereof for whose payment or redemption (a) money in the necessary amount has been theretofore deposited in trust with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the

     Holders of such Securities and any coupons appertaining thereto or (b) U.S. Government Obligations as contemplated by Section 4.3 in the necessary amount have been theretofore deposited in satisfaction of the requirements of Section 4.3 with the Trustee (or another trustee satisfying the requirements of Section 6.9) in trust for the Holders of such Securities and any coupons thereto appertaining in accordance with Section 4.2; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii)  Such Securities which have been paid pursuant to Section
     3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of such Outstanding Securities have given any request, demand, authorization direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of such Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Stated Maturity thereof pursuant to Section 5.2, (ii) the principal amount of Securities denominated in more than one currency (including composite currencies) shall be the U.S. Dollar equivalent (determined, unless otherwise provided as contemplated by Section 3.1, on the basis of the spot rate of exchange, on the date of such determination, for any currency other than Dollars as determined by the Company or by an authorized exchange rate agent and evidenced to the Trustee by an Officers' Certificate) of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. Dollar equivalent on the date of such determina tion of the amount determined as provided in (i) above) of such Securities, and (iii), Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. For purposes of clause (ii) above, an exchange rate agent may be authorized in advance or from time to time by the Company, and may be the Trustee. Any such determination by the Company or by any such exchange rate agent shall be conclusive and binding on all Holders of Securities and related coupons, if any, and the

     Trustee, and neither the Company nor such exchange rate agent shall be liable therefor in the absence of bad faith; and

          Paying Agent" means any Person (including the Company) authorized by the Compa ny to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to any series of Securities or any coupons, means the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified as contemplated by Section 3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be, shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

          "Principal Property" means (a) any manufacturing or processing plant or warehouse owned at the date hereof or hereafter acquired by the Company or any Restricted Subsidiary of the Company which is located within the United States of America and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Assets, other than (i) any property which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

          "Realty Subsidiary" means a Subsidiary of the Company engaged primarily in the development and sale or financing of real property.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture (including any premium with respect thereto).

          "Registered Security" means any Security substantially in the form for Registered Securities set forth in Exhibit A or established pursuant to
     Section 2.1 which is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

          "Required Currency" has the meaning specified in Section 1.15.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust and Agency Group (or any successor group of the Trustee) including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's principal Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means a Subsidiary of the Company (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America and (ii) which owns a Principal Property, but does not include a Realty Subsidiary.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable .

     "Subsidiary" means any corporation more than 50% of the outstanding Voting Stock of which at the time of determination is owned, directly or indirectly, by the Company and/or one or more other Subsidiaries.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as it may be further amended from time to time.

     "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in
(i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt.

     "Voting Stock" means Capital Stock of a corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power upon the occurrence of any contingency).

     SECTION 1.2  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.3  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

     Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.4  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and any agent of the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.6.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, or an official of a public or governmental body, on behalf of such corporation, association, partnership or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which shall be satisfactory to the Trustee.

     (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, by any trust company, bank, banker or other depositary, as depositary, wherever situated, if such certificate shall be satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit shall be satisfactory to the Trustee. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which shall be satisfactory to the Trustee.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) With respect to the Securities of any Series, upon receipt by the Trustee of (i) any written notice directing the time, method or place of conducting any proceeding or exercising any trust or power pursuant to Section
5.12 with respect to Securities of such series or (ii) any written demand, request or notice with respect to any matter on which the Holders of Securities of such series are entitled to act under this Indenture, in each case from Holders of less than, or proxies representing less than, the requisite principal amount of Outstanding Securities of such series entitled to give such demand, request or notice, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such demand, request or notice, which record date shall be the close of business on the day the Trustee received such demand, request or notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such demand, request or notice whether or not such Holders remain Holders after such record date; provided, however, that unless the Holders of the requisite principal amount of Outstanding Securities of such series shall have joined in such demand, request or notice prior to the day which is the ninetieth day after such record date, such demand, request or notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after the expiration of such 90-day period, a new demand, request or notice identical to a demand, request or notice which has been cancelled pursuant to the proviso to the preceding sentence or (ii) during any such 90-day period, a new demand, request or notice which has been cancelled pursuant to the proviso to the preceding sentence or (iii) during any such 90-day period, a new demand, request or notice contrary to or different from such demand, request or notice, in any of which events a new record date shall be established pursuant to the provisions of this clause.

     (g) The Company may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action, given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 5.1,
5.2 or 5.12.

     SECTION 1.5  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, which, as of the date of this Indenture, is Corporate Trust and Agency Group, Bankers Trust Company, 4 Albany Street, New York, New York 10006; provided, however, that such instrument will be considered properly given if submitted by facsimile, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of the Corporate Secretary or at any other address previously furnished in writing to the Trustee by the Company; provided, however, that such instrument will be considered properly given if submitted by facsimile.

     SECTION 1.6  Notice to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice;

          (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in the City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least once, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

     If, by reason of the suspension of regular mail service, it shall be impracticable to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then such manner of giving such notice as shall be acceptable to the Trustee shall constitute sufficient giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice with respect to Holders of Bearer Securities given as provided herein.

     If, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given in a manner satisfactory to the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7  Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders or other document required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     SECTION 1.8  Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 1.9  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.10  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.11  Separability Clause.

     In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.12  Benefits of Indenture.

     Nothing in this Indenture or the Securities or coupons, expressed or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.13  Governing Law.

     This Indenture and the Securities and any coupons shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

     SECTION 1.14  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of principal (and premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be to such succeeding business day.

     SECTION 1.15  Judgment Currency.

     The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due on the Securities of any series from the currency in which such sum is payable in accordance with the terms of such Securities (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is rendered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

     SECTION 1.16  Immunity of Incorporators, Shareholders, Officers, Directors
                and Employees.

     (a) No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

     (b) All payments of interest and other amounts, if any, to be made by the Trustee hereunder shall be made only from the money deposited with the Trustee and only to the extent that the Trustee shall have sufficient income or proceeds to make such payments in accordance with the terms of this Indenture, and each holder hereof, by its acceptance of a Security, agrees that it will look solely to the income and proceeds deposited by the Company with the Trustee to the extent available for distribution to the holder thereof as provided and that the Trustee is not personally liable in any manner to the holder hereof for any amounts payable or any liability under this Indenture of any Security.


                                  ARTICLE II
                                SECURITY FORMS

     SECTION 2.1  Forms Generally.

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons, if any, shall be in substantially the form set forth in Exhibit A and Exhibit B to this Indenture, respectively, or in such other form (including temporary or permanent global form) as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any. If the forms of Securities and coupons, if any, of any series (or the form of any such temporary or permanent global Security) are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities or coupons (or any such temporary or permanent global Security).

     Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.1, the Securities of a series also shall be issuable in bearer form, with interest coupons, if any, attached.

     The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

     SECTION 2.2  Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                       BANKERS TRUST COMPANY, as Trustee


                       By_______________________________________________________
                                       Authorized   Signatory

     SECTION 2.3  Securities in Global Form.

     If Securities of a series are issuable in global form, as specified as contemplated by Section 3.1, then, notwithstanding clause (8) of Section 3.1 and the provisions of Section 3.2, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or Section 3.4. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

     Notwithstanding the provisions of Sections 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 3.8 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security or, in the case of a permanent global Security in bearer form, of Euroclear or CEDEL S.A., which is produced to the Trustee by such Person.

     SECTION 2.4  Form of Legend for Book-Entry Securities.

     Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     If a Book-Entry Security -- "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances."


                                  ARTICLE III
                                THE SECURITIES

     SECTION 3.1  Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and, subject to Section 3.3, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3 are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

          (4) the rate or rates (which may be fixed or floating) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date or the formula or method by which such rate or rates, or date or dates may be determined;

          (5) the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denomination of $5,000;

          (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Stated Maturity thereof pursuant to
     Section 5.2;

          (10) any paying agents, transfer agents, registrars or any other agents with respect to the Securities of the series;

          (11) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest, if any, on such Securities shall be payable if other than the currency of the United States;

          (12) if the principal of (and premium, if any), or interest, if any, on such Securities are to be payable, at the election of the Company or any Holder thereof, in a coin or currency or currencies, including composite currencies, other than that or those in which such Securities are stated to be payable, the coin or currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any), or interest, if any, on Securities of such series as to which such election is made shall be payable, and the period or periods within which, and the terms and conditions upon which, such election may be made;

          (13) if such Securities are to be denominated in more than one currency, including composite currencies, the basis of determining the equivalent price in the currency of the United States;

          (14) if the amount of payments of principal of (and premium, if any), or portions thereof, or interest, if any, on such Securities may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

          (15) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5;

          (16) the applicability of Section 4.3 of this Indenture to the Securities of such series;

          (17) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants, as the case may be, set forth herein;

          (18) whether the Securities of the series shall be issued upon original issuance in whole or in part in the form of one or more Book-Entry Securities and, in such case (a) the Depository with respect to such Book-Entry Security or Securities; and (b) the circumstances under which any such Book-Entry Security may be exchanged for Securities registered in the name of, and any transfer of such Book-Entry Security may be registered to, a Person other than such Depository or its nominee, if other than as set forth in Section 3.5; and

          (19) any other terms of or provisions applicable to the series (which terms and provisions shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and any coupons appertaining thereto shall be substantially identical except, in the case of Registered Securities, as to denomination and except in the case of any series of Securities, as may otherwise be provided in or pursuant to such Board Resolution referred to above and (subject to Section 3.3) set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series. Securities may differ between series in respect of any matters.

     If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

     SECTION 3.2  Denominations.

     Unless otherwise provided as contemplated by Section 3.1 with respect to the Securities of any series, any Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of such series shall be issuable in the denomination of $5,000.

     SECTION 3.3  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its chairman of the board, its president, its chief financial officer, its treasurer or its deputy treasurer under its corporate seal reproduced thereon attested by its secretary or one of its assistant secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the treasurer, deputy treasurer or any assistant treasurer of the Company.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstand ing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit C-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary global Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary global Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 3.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

     If the forms or terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles. If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or will otherwise affect the Trustee in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     A Company Order delivered in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the telephonic or written order of persons designated in such Company Order (telephonic instructions to be promptly confirmed in writing by such persons) and that such persons are authorized to determine, consistent with the Officers' Certificate referred to in Section 3.1 or any applicable supplemental indenture, such terms and conditions of said Securities as are specified in such Company Order, provided the foregoing procedure is acceptable to the Trustee.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security of a series shall be dated as of the date of the initial issuance of Securities of such series.

     No Security or any related coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security and any related coupon are entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.4  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Bearer Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Bearer Securities of such series. A temporary Bearer Security shall be delivered only in compliance with the conditions set forth in Section 3.3.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 10.2 in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 3.3. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of such series in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit C.2 to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.1, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 3.3.

     Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit C.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive

Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.1, interest payable on a temporary global Security on an Interest Payment
Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit C.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit C.4 to this Indenture. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.3.

     SECTION 3.5  Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency to be maintained by the Company in accordance with Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

     Upon due surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section 10.2 for such purpose in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Bearer Securities may not be issued in exchange for Registered Securities.

     At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to pro-duce any such unmatured or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company or jointly by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.1, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interest in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.1, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depository or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by
Section 3.1, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent global Security (or, if specified as contemplated by Section 3.1, in exchange for Registered Securities) shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part and any endorsement thereon to reflect the amount represented by such exchange, such permanent global Security shall be returned by the Trustee to the Common Depository or such other depositary or Common Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 3.1, any Book-Entry Security shall be exchangeable pursuant to this Section 3.5 or Sections 3.4, 9.6 and 11.7 for Securities registered in the name of, and a transfer of a Book-Entry Security or any series may be registered to, any Person other than the Depository for such Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Book-Entry Security or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable and the transfer thereof so registerable or (iii) there shall have occurred and be continuing an Event of Default, or an event which after notice or lapse of time would be an Event of Default, with respect to the Securities of such series. Upon the occurrence in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clauses
(i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 3.1 for such series, such Book-Entry Security may be exchanged for Securities registered in the names of, and the transfer of such Book-Entry Security may be registered to, such Persons (including Persons other than the Depository with respect to such series and its nominees) as such Depository shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security shall also be a Book-Entry Security and shall bear the legend specified in Section 2.4 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, Book-Entry Security pursuant to the preceding sentence.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.4, 9.6 or 11.7 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are.issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

     Notwithstanding anything in this Indenture or in the terms of a Security to the contrary, the exchange of Bearer Securities for Registered Securities will be subject to satisfaction of the provisions of the United States Federal income tax laws in effect at the time of such exchange. None of the Company, the Trustee or any Authenticating Agent of the Company or the Trustee (any of which, other than the Company, shall rely on an

Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Bearer Security for a Registered Security if as a result thereof and in the Company's reasonable judgment, the Company would incur adverse consequences under then applicable United States Federal income laws. No Registered Security may be exchanged for a Bearer Security.

     SECTION 3.6  Mutilated, Destroyed, Lost and Stolen Securities

     If any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall have been delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States; and provided, further, that, unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, interest on Bearer Securities (but not any additional amounts payable as provided in Section 10.9), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 3.7  Payment of Interest; Interest Rights Preserved.

     Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to the Person entitled thereto pursuant to Section 3.8, to the address of such Person as it appears on the Security Register or
(ii) transfer to an account maintained by the payee inside the United States; provided, however, that if payment is to be made pursuant to (ii) above, the Trustee shall have received written wire instructions by no later than the Regular Record Date preceding such Interest Payment Date.

     Unless otherwise provided as contemplated by Section 3.1, every permanent global Security or Book-Entry Security will provide that interest, if any, payable on any Interest Payment Date will be paid to The Depository Trust Company, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depository, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security or Book-Entry Security to the accounts of the beneficial owners thereof.

     Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as severally mature.

     Notwithstanding the foregoing and unless otherwise provided as contemplated by Section 3.1 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States upon surrender of the coupon for such payment.

     In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date for such Registered Security and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below.

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed pay ment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor (i) to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date, and (ii) with respect to Bearer Securities of such series, to be published as provided for in Section 1.6. The Trustee may, in addition, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper published in the English language customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.8  Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Except as provided in Section 3.5, owners of beneficial interests in a Book-Entry Security shall not be entitled to have Securities represented by such Book-Entry Security registered in their names, shall not receive or be entitled to receive physical delivery of Securities in certificated form and shall not be considered the Holders thereof for any purpose under this Indenture. Members or participants in the Depository shall have no rights under this Indenture with respect to any Book-Entry Security held on their behalf by the Depository, and such Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the Holder of such Book-Entry Security under this Indenture. Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository, as a Holder, with respect to such Book-Entry Security or impair, as between the Depository and owners of beneficial interests in such Book-Entry Security, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Book-Entry Security.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for the delivery to any member of or participants in the Depository of any notice permitted or required to be given to the Holders of the Securities under this Indenture.

     SECTION 3.9  Cancellation.

     All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and such Securities and coupons shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee unless other instructions are furnished to the Trustee by a Company Order.

     Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and holders of beneficial interests in any Book-Entry Security, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Book-Entry Security.

     SECTION 3.10  Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for the Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11  Electronic Security Issuance.

     The Securities may, pursuant to a Board Resolution and Officers' Certificate complying with Section 3.1 hereof, be issued by means of an electronic issuance system. Any such Security issuance instructions may specify the name, address and taxpayer identification number of the Holder, the principal amount and Maturity of the Security, the interest rate to be borne by the Security and any other terms not inconsistent with such Board Resolution and Officers' Certificate. Nothing in this Section 3.11 shall be construed as prohibiting the Company from issuing Securities by any means not inconsistent with the provisions of this Indenture.

     SECTION 3.12  CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that a reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

     SECTION 4.1   Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for in the form of Security for such series and any right to receive additional amounts, as provided in Section 10.9), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

          (1)  either

          (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities of such series and coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.6 and (iv) Securities of such series and coupons appertaining thereto for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (B)  all such Securities of such series and, in the case of (i) or
     (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrange ments satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or the Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that, with respect to such series, all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to such series, the obligations of the Company to the Trustee with respect to such series under Section 6.7, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3, shall survive.

     SECTION 4.2  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1, all money and U.S. Government Obligations deposited with the Trustee (or a successor trustee satisfying the requirements of Section 6.9) pursuant to Section 4.3 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 4.4 shall be held in trust and shall be applied by it, in accordance with the provisions of the series of Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of all sums due and to become due thereon in respect of the principal of (and premium, if any,) and interest, if any, on the Securities for which payment such money has been deposited with the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 4.3.

     SECTION 4.3  Discharge and Defeasance of Securities of any Series.

     If this Section 4.3 is specified, as contemplated by Section 3.1, to be applicable to the Securities of any series, then, notwithstanding the provisions of Section 4.1, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Company, shall upon Company Request, execute proper instruments acknowledging the same), except as to:

          (a) the rights of Holders of Securities of such series to receive, from the trust funds described in subparagraph (d) hereof, (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium, if any) or interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities; and

          (b) the rights, powers, trusts, duties and immunities of the Trustee hereunder with respect to such series, including those set forth in Section 6.7; and

          (c) either (1) if this Section 4.3(c)(1) is specified, as contemplated by Section 3.1, to be applicable to the Securities of any series, the Company's obligations with respect to the Securities of such series under Sections 3.4, 3.5, 3.6, 10.2 and 10.3; or, alternatively, (2) if this Section 4.3(c)(2) is specified, as contemplated by Section 3.1, to be applicable to the Securities of any series, the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.1, 10.2 and 10.3;

     provided  that, the following conditions shall have been satisfied:

          (d) the Company shall have irrevocably deposited or caused to be deposited (in accordance with Section 4.2) with the Trustee (or another trustee satisfying the requirements of Section 6.9) as trust funds in trust specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 4.3 (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one Business Day before the due date of any payment referred to in clause (A) or (B) of this subparagraph (d) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any) and each installment of principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or on the applicable Redemption Date and (B) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

          (e) such deposit shall not cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in
     Section 6.8 or for purposes of the Trust Indenture Act with respect to the Securities of any series;

          (f) such deposit will not result in a breach or violation of, or constitute a default under, any applicable laws, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (g) if this Section 4.3(g) is specified, as contemplated by Section 3.1, to be applicable to the Securities of any series, such provision would not cause any Outstanding Securities of such series then listed on the New York Stock Exchange or other nationally recognized securities exchange to be de-listed as a result thereof;

          (h) no Event of Default or event which with the giving of notice or lapse of time or both would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date;

          (i) if this Section 4.3(i) is specified, as contemplated by Section 3.1, to be applicable to the Securities of any series, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, based upon applicable Federal income tax law or a ruling published by the Internal Revenue Service (which opinion, for the purposes contemplated by Section 4.3(c)(1), must be based on a change in applicable Federal income tax law after the date of this Indenture or a ruling published by the Internal Revenue Service after the date of this Indenture), the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred, and

          (j) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section have been complied with.


                                   ARTICLE V
                                   REMEDIES

     SECTION 5.1  Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any installment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a particular series of Securities other than that series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case in respect of the Company under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or (B) a decree or order appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or the consent by it to the entry of an order for relief in an involuntary case in respect of it under any such law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or the making by it of any general assignment for the benefit of creditors; or

          (7) any other Event of Default provided with respect to Securities of that series.

     SECTION 5.2  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in any such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest, if any, thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful interest upon any overdue installments of interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on the overdue principal (and premium, if any) and on any overdue installments of interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4  Trustee May File Proof of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, custodian, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

     SECTION 5.5 Trustee May Enforce Claims Without Possession of Securities or Coupons.

     All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

     SECTION 5.6  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons or both and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
     6.7;

          Second: To the payment of then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

          Third: The balance, if any, to the Person or Persons determined to be entitled thereto.

     SECTION 5.7  Limitation on Suits.

     No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders of, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest, if any, on such security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.9  Restoration of Rights and Remedies.

     If the Trustee or any Holder of any Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of such Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     SECTION 5.12  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 5.13  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to the Securities of such series and its consequences, except a default.

          (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Securities of such series, or

          (2) with respect to a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard for the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15  Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI
                                  THE TRUSTEE

     SECTION 6.1  Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred with respect to Securities of any series and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series of Securities, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.2  Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 7.3(c), notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series, and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.3  Certain Rights of Trustee.

     Except as otherwise provided in Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and such Officer's Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders of Securities of any series or related coupons shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 6.4  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in its Statements of Eligibility on Form T-1 supplied to the Company are true and accurate. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.5  May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or coupons and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

     SECTION 6.6  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 6.7  Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharges of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

     SECTION 6.8  Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to
Section 310(b) of the Trust Indenture Act and this Indenture.

     SECTION 6.9  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State or District of Columbia authority and having its Corporate

Trust Office in the Borough of Manhattan, the City of New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 6.10  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of that series and accepted appointment in the manner required by Section 6.11, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months, subject to Section 5.14, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of the charges due it pursuant to Section 6.7, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In a case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 6.13  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

     SECTION 6.14  Appointment of Authenticating Agent

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all Holders of Securities pursuant to Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    Bankers Trust Company,
                                    as Trustee


                                    By
                                    Authenticating Agent


                                    By
                                    Authorized Signatory

     If the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint (at the expense of the Company) in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 7.1 Company to Furnish Trustee Names and Addresses of Holders of Registered Securities.

     The Company will furnish or cause to be furnished to the Trustee with respect to the Registered Securities of each series:

     (a) semi-annually, not more than fifteen days after each Regular Record Date, or in the case of any series of Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such Registered Securities as of such Regular Record Date or such semi-annual date, as the case may be, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar, no such list need be furnished.

     SECTION 7.2  Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities (i) contained in the most recent list furnished to the Trustee as provided in
Section 7.1, (ii) received by the Trustee in its capacity as Security Registrar (or Paying Agent, if so acting) and (iii) filed with it during the two preceding years pursuant to Section 7.3(c)(2). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

     (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

          (ii) inform such applicants as to the approximate number of Holders of Registered Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
     Section 7.2(a), and as to the approximate cost of mailing to such Holders of Registered Securities of such series the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Registered Securities of such series whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Registered Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Registered Securities of such series with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee, nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Registered Securities in accordance with Section 7.2(b), regardless of the source from

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

which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 7.2(b).

     SECTION 7.3  Reports by Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each September 1 following the date of this Indenture deliver to Holders a report, dated as of such September 1, which complies with the provisions of such Section 313(a).

     (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

     (c) A copy of such report shall, at the time of such transmission to the Holders of Securities, be filed by the Trustee with the Company, with each securities exchange upon which any of the Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange or market center.

     SECTION 7.4  Reports by Company.

     The Company will:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
     Section 7.3(c) with respect to reports pursuant to Section 7.3(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1  Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

          (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any (including all additional amounts, if any, payable pursuant to Section 10.9), on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsid iary at the time of such transaction no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, sale, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 8.2  Successor Substituted.

     Upon any consolidation or merger by the Company with or into any other Person, or any sale, conveyance, transfer or lease by the Company of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in
Section 8.1) shall be discharged from all obligations and covenants under this Indenture and the Securities and coupons, and may be dissolved and liquidated.


                                   ARTICLE IX
                            SUPPLEMENTAL INDENTURES

     SECTION 9.1  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holder of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or interest, if any, on Bearer Securities, to permit Bearer Securities to be issued for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities and related coupons; or

          (7) to establish the form or terms of Securities of any series and related coupons as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and/or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

     SECTION 9.2  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or any interest on, any security, or reduce the principal amount thereof or any rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 10.9 (except as contemplated by Section 8.1(1) and permitted by Section 9.1(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 5.2, or change the method in which amounts of payments of principal or any interest thereon are determined, or change any Place of Payment, or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 5.13 or
     Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.8, or the deletion of this proviso, in accordance with the requirements of Section 6.11(b) and 9.1(8), or

          (4) change any obligation of the Company to maintain an office or agency in the places and for the purposes specifies in Section 9.3.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3  Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.4  Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

     SECTION 9.5  Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.6  Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form acceptable to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such Series.

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                                   ARTICLE X
                                   COVENANTS

     SECTION 10.1  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

     SECTION 10.2  Maintenance of Office or Agency.

     If Securities of a series are issuable as or exchangeable for Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect to the Securities of that series and this Indenture may be served, any one or more of which offices or agencies may be the same for one or more series of Securities.

     If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, the City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Bearer Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to
Section 10.9); provided, however, that if the Securities of that series are listed on the International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such securities exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

     The Company will give prompt written notice to the Trustee and prompt notice to the Holders of Securities of such series, as provided in Section 1.6, of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.9) at any Place of Payment for such series located outside the United States and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 10.9) and payment of any coupon related thereto shall be made at the office of the Company's Paying Agent in the United States, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies (in or outside any Place of Payment) where the Securities of one or more series and any related coupons may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for Securities of any series and related coupons for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 10.3  Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if

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

any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series or the payment of any related coupon and remaining unclaimed for two years after such principal (and premium, if any) or interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.

     SECTION 10.4  Restrictions on Secured Debt.

     The Company covenants and agrees for the benefit of each series of Securities, other than any series established by or pursuant to a Board Resolution or in one or more supplemental indentures hereto which specifically provides otherwise, that it will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (loans, and notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section 10.4 called "Debt"), secured after the date hereof by pledge of, or mortgage or lien on, any Principal Property of the Company or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary (mortgages, pledges and liens being hereinafter in this Section 10.4 called "Mortgage" or "Mortgages"), without effectively providing that the Securities other than Securities of a series not entitled to the benefits of this covenant (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries with respect to sale and leaseback transactions to which Section
10.5 is applicable would not exceed 10% of Consolidated Net Assets; provided, however, that this Section 10.4 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 10.4, Debt secured by:

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

          (1) Mortgages on property of, or on any shares of Capital Stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (2)  Mortgages in favor of the Company or any Restricted Subsidiary;

          (3) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (4) Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolida tion) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of Capital Stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon;

          (5) Mortgages securing obligations issued by a State, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations; or

          (6) Mechanics', materialmen's, carriers' or other like liens arising in the ordinary course of business (including construction of facilities) in respect of obliga tions which are not due or which are being contested in good faith;

          (7) Any mortgage arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulations, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license;

          (8) Mortgages for taxes, assessments or governmental charges or levies not yet delinquent, or mortgages for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith;

          (9) Mortgages (including judgment liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and, in the case of judgment liens, execution thereon is stayed; and

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

          (10) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (9), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

     SECTION 10.5  Restrictions on Sales and Leasebacks.

     The Company covenants and agrees for the benefit of each series of Securities, other than any series established by or pursuant to a Board Resolution or in one or more supplemental indentures hereto which specifically provides otherwise, that it will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company or other lender or investor, or to which any such bank, company, lender or investor is a party, providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such bank, company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such transactions plus all secured Debt to which
Section 10.4 is applicable would not exceed 10% of Consolidated Net Assets.
This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 10.5, Attributable Debt with respect to any sale and leaseback transaction if:

          (1) the lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of five years, or

          (2) the Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors) to (a) the retirement of the Securities or other Funded Debt of the Company ranking on a parity with or senior to the Securities, or the retirement of the securities or other Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause

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

     (x), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (a) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (b) the purchase of other property which will constitute a Principal Property having a fair market value, in the opinion of the Board of Directors, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction, or

          (3) such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon, or

          (4) the lease in such sale and leaseback transaction secures or relates to obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or other successor to such provision) as in effect at the time of the issuance of such obligations, or

          (5) such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

     SECTION 10.6  Statement as to Compliance.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date of the first issuance of Securities hereunder, an Officers' Certificate, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, the Company is not in default in the fulfillment of any of its obligations under this Indenture, or specifying each such default known to him and the nature and status thereof.

     SECTION 10.7  Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

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

     SECTION 10.8  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision, covenant or condition set forth in Sections 10.4 and 10.5, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of each series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, covenant or condition, but no such waiver shall extend to or affect such term, provision, covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee with respect to any such term, provision, covenant or condition shall remain in full force and effect.

     SECTION 10.9  Additional Amounts.

     If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein.
Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the

Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     SECTION 10.10  Calculation of Original Issue Discount

     If any series is issued with Original Issue Discount, the Company shall file with the Trustee promptly at the end of each calendar year or written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.


                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

     SECTION 11.1  Applicability of This Article.

     Securities of any series which are redeemable before their stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

     SECTION 11.2  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, such notice to be accompanied by a written statement signed by an Authorized Officer of the Company stating that no defaults in the payment of interest or Events of Default with respect to the Securities of that series have occurred (which have not been waived or cured). In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

     SECTION 11.3  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of portions of the principal amount of global Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 11.4  Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 and not more than 60 days prior to the Redemption Date, to the Holders of Securities to be redeemed.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price and any accrued interest,

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price, and any accrued interest thereon will become due and payable upon each such Security to be redeemed and that interest thereon shall cease to accrue from and after said date,

          (5) the place or places where such Securities are, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, to be surrendered for payment of the Redemption Price and any accrued interest thereon,

          (6) if such be the case, that the installment of interest on Registered Securities whose Stated Maturity is the Redemption Date is payable to the Persons in whose names such Registered Securities are registered at the close of business on the Regular Record Date immediately preceding the Redemption Date, and

          (7)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 11.5  Deposit of Redemption Price.

     Prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 11.6  Securities Payable on Redemption Date.

     Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued interest thereon and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price, together with any accrued interest to the Redemption Date; provided, however, that any installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of coupons for such interest, and provided, further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     If any Bearer Security which is to be redeemed in whole or in part (as set forth in Section 11.7), surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company or jointly by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter Holder shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 10.2.

     If the Company shall default in the payment of the Redemption Price and accrued interest on any Security called for redemption, the principal (and premium, if any) of such Security shall, until paid or until payment is provided for in accordance herewith, bear interest for the Redemption Date at the rate, if any, prescribed therefor in the Security.

     So long as it is known to the Trustee that an Event of Default is continuing hereunder, the Trustee shall not redeem any Securities of any series pursuant to this Article (unless all Outstanding Securities of such series are to be redeemed) or mail or give any notice of redemption of Securities except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any monies theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.13 or the default cured on or before the sixtieth day preceding the Redemption Date, such monies shall hereafter be applied in accordance with the provisions of this Article.

     SECTION 11.7  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) together, in the case of Bearer Securities, with all coupons appertaining thereto maturing after the Redemption Date and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by the Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII
                                 SINKING FUNDS

     SECTION 12.1  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of the Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment made on the Securities of a series shall be applied to the redemption of the Securities of such series as provided for by the terms of the Securities of such series.

     SECTION 12.2  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and
(2) may apply as a credit the Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.3  Redemption of Securities for Sinking Fund.

     Not less than 60 days or such other shorter period as may be acceptable to the Trustee prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                                 ARTICLE XIII
                       MEETINGS OF HOLDERS OF SECURITIES

     SECTION 13.1  Purposes for Which Meetings May be Called.

     If any Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 13.2  Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable as Bearer Securities or as Bearer Securities and Registered Securities for any purpose specified in Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series issuable as Bearer Securities or as Bearer Securities and Registered Securities shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     SECTION 13.3  Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 13.4  Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture or the terms of such series expressly provides may be given by the Holders of not less than a specified percentage of the principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the terms of such series expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     SECTION 13.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 13.2(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 13.6  Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                          CAMPBELL SOUP COMPANY


                                          By ___________________________________
                                             Name:
                                             Title:


                                          By ___________________________________
                                             Name:
                                             Title:


[Seal]

Attest:


_________________________________
Name:
Title:


                                          BANKERS TRUST COMPANY,
                                             as Trustee


[Seal]                                    By ___________________________________
                                             Name:
Attest:                                      Title:


_________________________________
Name:
Title:

STATE OF NEW JERSEY     )
                        )ss.:
COUNTY OF CAMDEN        )

     On the   th day of            , 1996, before me personally came
____________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ____________________________________; that he/she is a
Corporate Secretary of CAMPBELL SOUP COMPANY, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that one of the seals affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]

                                        Notary Public


STATE OF NEW YORK           )
                            )ss.:
COUNTY OF NEW YORK      )

     On the   th day of           , 1996, before me personally came
_____________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ______________________________________; that he/she is an
[Assistant Secretary] of Bankers Trust Company, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that one of the seals affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]

                                    Notary Public

                                   EXHIBIT A

                        [FORM OF REGISTERED SECURITY]*


                                 [FORM OF FACE]

     [If an Original Issue Discount Security, insert any legend required by the Internal Revenue Code and the Regulations thereunder.]

     If a Book-Entry Security -- "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances."

                             CAMPBELL SOUP COMPANY

     ......................................................................

No. [R- ]................                                [U.S.$]................

     CAMPBELL SOUP COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to.......................................
or registered assigns, the principal sum of.....................................
[United States] Dollars on......................................................
[If the Security is interest-bearing, insert-, and to pay interest thereon from
 ...................................., 19................, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually in arrears on ....................... and
 .................................... in each year] [annually in arrears on
 ...................... in each year], commencing ................, 19... at the rate of ........ % per annum, until the principal hereof is paid or made available for payment [If applicable, insert-, and (to the event that the payment of such interest shall be legally enforceable) at the rate of
 ..........% per annum on any overdue principal [and premium. if any] and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture,

__________________________

* To be completed and supplemented to reflect the terms of any series of Securities.

be paid to the Person in whose name this Security, (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ..........................................
[or..........................] (whether or not a Business Date) [, as the case may be,] next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may, either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [If the Security is not to bear interest prior to Maturity, insert-The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security shall bear interest at the rate of ............% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ..............% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] [Payment of the principal of [(and premium, if any)] and [If applicable, insert-any such] interest on this Security will be made at [the offices or agencies of the Company maintained for that purpose in
 ....................................., in such coin or currency [of the United
States of America] as at the time of payment is legal tender for payment of public and private debt.] [If applicable, insert-; provided, however, that at the option of the Company payment of interest may be made by [United States dollar] check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].]

  [If Securities of the series are to be offered to United States Aliens, insert-The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts as may be necessary in order that [If the Security is interest-bearing, insert- every net payment of the principal of [(and premium, if any)] and interest on this Security] [If the Security is not to bear interest Prior to Maturity, insert-(i) the net payment of principal of (and interest on overdue principal, if any, on) this Security and (ii) the net proceeds from the sale or exchange of this Security, including in each case, amounts received in respect of original issue discount), after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed by the United States (as defined below) or any political subdivision or taxing authority thereof or therein upon or as a result of such payment [If the Security is not to bear interest prior to Maturity insert-or as a result of such sale or exchange), will not be less than the amount provided for in this Security to be then due and payable [If the Security is not to bear interest prior to Maturity, insert-or, in the case of a sale or exchange, the amount of the net proceeds from the sale or exchange before any such tax, assessment or other governmental charge]; provided, however, that the foregoing obligation to pay additional amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of, or possessor of a power over, such Holder, if such Holder is an estate, a trust or a partnership) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or possessor) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

          (b) any tax, assessment or other governmental charge imposed (If the Security is interest-bearing, insert-on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote) [if the Security is not to bear interest prior to Maturity, insert-by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote];

          (c) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

          (d) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of [if the Security is interest-bearing, insert-principal of [(and premium, if any)) or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert-principal of (or interest on overdue principal, if any, on) this Security or from payments from the proceeds of a sale or exchange of this Security]; or

          (f) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

nor will additional amounts be paid with respect to any payment of [if the Security is interest-bearing, insert-principal of [(and premium, if any)) or interest on this Security] [if the Security is not to bear interest prior to Maturity, insert- principal of (or interest on overdue principal, if any, on) this Security or of the proceeds of any sale or exchange of this Security] to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary:, settlor, member or beneficial owner been the Holder of this Security. The term "'United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a nonresident alien fiduciary of a foreign estate or trust and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:..................

                                        CAMPBELL SOUP COMPANY



                                        By......................................

Attest:


 ....................................


                               [FORM OF REVERSE]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September, 1996 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities [If the Securities of the series are issuable as Bearer Securities, insert-and any coupons appertaining thereto] and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [U.S.] [$] ....................................].
The Securities of this series are issuable as Bearer Securities [, with interest coupons attached,] in the denomination of [If Securities of the series are issuable as Bearer Securities, insert-[U.S$]..................... and] [only]
Registered Securities, without coupons in denominations of
[U.S.$]........................... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth. [Bearer Securities and Registered] Securities of this series are exchangeable for a like aggregate principal amount of [Registered] Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged at [any office or agency described below where Registered Securities of this series may be presented for registration of transfer]. [Bearer Securities may not be issued in exchange for Registered Securities.]

     (If applicable, insert-The Securities of this series are  subject to redemption [(I)] (If applicable insert-on ........................... in any year commencing with the year ................ and ending with the year
 .......... through operation of the sinking fund for this series at a Redemption
Price equal to [100% of the principal amount] [or insert formula for determining the amount], [and] (2) [If applicable, insert- at any time [on or after............... 19..... ], as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed  as percentages of the principal amount): If redeemed [or before ................, ....%, and if redeemed] during the 12-month period beginning, .......................... of the years indicated,

                        REDEMPTION                              REDEMPTION
     YEAR                  PRICE                 YEAR              PRICE
     -------------------------------------------------------------------



and thereafter at a Redemption Price equal to ..............% of the principal amount,] [If applicable, insert- [and (....)] under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [100% of the principal amount,] [or insert formula for determining the amount]] [If the Security is interest-bearing, insert-, together in the case. of any such redemption [If applicable, insert- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].

  [If applicable, insert-The Securities of this series are subject to redemption
(1) on ................ in any year commencing with the year .......... and ending with the year ........., through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after..............., 19..... ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the
12-month period beginning .................. of the years indicated,

                      REDEMPTION PRICE
                       FOR REDEMPTION                 REDEMPTION PRICE FOR
                      THROUGH OPERATION               REDEMPTION OTHERWISE
                           OF THE                    THAN THROUGH OPERATION
     YEAR               SINKING FUND                  OF THE SINKING FUND
     --------------------------------------------------------------------



and thereafter at a Redemption Price equal to ........% of the principal amount,
[If applicable, insert- and (3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [100% of the principal amount] [or insert formula for determining the amount]] [if the Security is interest-bearing, insert- together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that installments of interest on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture].]

  [Partial redemption must be made in an amount not less than [U.S. $1,000] principal amount of Securities.]

     [Notwithstanding the foregoing, the Company may not, prior to ............, redeem any Securities of this series as contemplated by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .............% per annum.]

     [If Securities of the series are to be offered to United States Aliens, insert-The Securities may be redeemed, as a whole but not in part, at the option of the Company, at a Redemption Price [equal to 100% of their principal amount] [determined as set forth in the preceding paragraph] [If the Security is interest-bearing, insert-, together with interest accrued to the date fixed for redemption,] if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after .................., 19...., the
Company will become obligated to pay additional amounts (as described in the face hereof) [If the Security is interest-bearing, insert- on the next succeeding Interest Payment Date) [If the Security is not to bear interest prior to Maturity, insert-at Maturity or upon the sale or exchange of any Security); provided that, at the time such notice is given, such obligation to pay such additional amounts remains in effect.]

     [If the Securities of the series are issuable as Bearer Securities and if applicable, insert- In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, [(premium, if any)] or interest, if any, due with respect to any Bearer Security or coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided in each case referred to in clauses (a)(ii) and (b) that payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Securities, as a whole but not in part, at a Redemption Price [equal to 100% of their principal amount] [determined as set forth in the next preceding paragraph,] together with interest accrued to the date fixed for redemption, or (y) if and so long as any such certification, identification or other reporting requirement would be fully satisfied by payment of a backup withholding tax or similar charge, pay to the Holders of Bearer Securities who are United States Aliens certain additional amounts specified in the Bearer Securities of this series. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided below (the "Determination Notice"), in each case stating the effective date of such certification, identification or other reporting requirement, whether the Company will redeem the Securities or will pay to the Holders of Bearer Securities who are United States Aliens the additional amounts specified in the Bearer Securities of this series and (if applicable) the last day by which the redemption of the Securities must take place. If the Company elects to redeem the Securities, such redemption shall take place on such date, not later than one year after publication of the Determination Notice, as the Company elects by notice to the Trustee at least [60] days before such date, unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than [30] days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee, which will promptly give notice of that determination in the manner provided below, and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay such additional amounts to the Holders of Bearer Securities who are United

States Aliens, and as long as the Company is obligated to pay such additional amounts to such Holders, the Company may subsequently redeem the Securities, at any time, as a whole but not in part, at a Redemption Price [equal to 100% of their principal amount] [determined as set forth in the next preceding paragraph,] together with interest accrued to the date fixed for redemption, but without reduction for applicable United States withholding taxes.]

     [The sinking fund for this series provides for the redemption on
 .................. in each year, beginning with the year .................. and ending with the years ........................ of [not less than] [U.S.]
$.............. [("mandatory sinking fund") and not more than [U.S.]
$..............] aggregate principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the inverse order in which they become due.]]

     [Notice of redemption will be given by mail to Holders of [If the Securities of the series are issuable as Bearer Securities, insert- Registered] Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

     In the event of redemption of this Security in part only, a new [If the Securities of the series are issuable as Bearer Securities, insert-Registered] Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, [the] [If an Original Issue Discount Security, insert-an amount of] principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. [If an Original Issue Discount Security, insert - Such amount shall be equal to-insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected [If the Securities of the series are issuable as Bearer Securities [and are interest-bearing,] insert- and any related coupons) under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the

Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series [If the Securities of the series are issuable as Bearer Securities [and are interest-bearing] insert-and any related coupons], to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

     As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and [any] interest [(including additional amounts, as described on the face hereof)] on this Security at the times, place[s] and rate, and in the coin or currency, herein prescribed.

     [Title to Bearer Securities shall pass by delivery.] As provided in the Indenture and subject to certain limitations therein set forth, the transfer of [this] [Registered] Security is registrable in the Security Register, upon surrender of [this] [Registered] Security for registration of transfer at the office or agency of the Company in [any place where the principal of [(and premium, if any)] and [any] interest on such Security are payable], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new [If the Securities of the series are issuable as Bearer Securities, insert -Registered] Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     [If the Securities of the series are not issuable as Bearer Securities insert-the Securities of this series are issuable only in registered form, without coupons, in denomina tions of [$]_________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.]

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture, [and] the Securities and [If the Securities of the series are issuable as Bearer Securities, insert-any coupons appertaining thereon] shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   EXHIBIT B

                         [FORM OF BEARER SECURITY AND
                           FORM OF RELATED COUPON]*
                          [Form of Face of Security]

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE [If an Original Issue Discount Security, insert any legend required by the Internal Revenue Code and the Regulations thereunder.]

                             Campbell Soup Company

                      ___________________________________

No. B._______________                                     [U.S.$_______________]

     CAMPBELL SOUP COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of __ [United States dollars] on ____________________ [If the Security is interest-bearing, insert-, and to pay interest thereon, from the date hereof, [semi-annually in arrears on ____________________ and ___________________ in each year] [annually in arrears on _______________ in each year], commencing __________, 19____, at the rate of
___ % per annum, until the principal hereof is paid or made available for payment [If applicable, insert-, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest)].

     [If the Security is not to bear interest prior to Maturity, insert- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ....  % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date

__________________________

* To be completed and supplemented to reflect the terms of any series of Securities.

payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.] Such payments [(including premium, if any)] shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] office of _______________ in _______________, _______________ in _______________, _______________ in
_______________, _______________ in _______________ and _______________ in
_______________, or at such other offices or agencies outside the United States (as defined below) as the Company may designate, at the option of the Holder, by [United States dollar] check drawn on a bank in The City of New York or by transfer of [United States dollars] to an account maintained by the payee with a bank located outside the United States. [If the Security is interest-bearing, insert- Interest on this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature.] No payment of principal [, or] [premium] [or interest)] on this Security shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States [If Security is denominated and payable in United States dollars, insert-; provided, however, that payment of principal of [(and premium, if any)] and [any] interest on this Security (including any additional amounts which may be payable as provided below) shall be made at the office of the Company's Paying Agent in the United States of America, if (but only if) payment in United States dollars of the full amount of such principal [, premium] [, interest] or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions, as determined by the Company].

     The Company will pay to the Holder of this Security [If the Security is interest-bearing insert-or any coupon appertaining hereto] who is a United States Alien (as defined below) such additional amounts as may be necessary in order that [If the Security is interest-bearing, insert-every net payment of the principal of [(and premium if any)] and interest on this Security] [If the Security is not to bear interest prior to Maturity, insert-(i) the net payment of principal of (and interest on overdue principal, if any, on) this Security and (ii) the net proceeds from the sale or exchange of this Security, including, in each case, amounts received in respect of original issue discount], after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein upon or as a result of such payment [If the Security is not to bear interest prior to Maturity, insert-or as a result of such sale or exchange], will not be less than the amount provided for in this Security [If the Security is interest-bearing, insert-or in such coupons] to be then due and payable [If the Security is not to bear interest prior to Maturity, insert- or, in the case of a sale or exchange, the amount of the net proceeds from the sale or exchange before any such tax, assessment or other governmental charge]; provided, however, that the foregoing obligation to pay additional amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary or member of, or possessor of a power over, such Holder, if such Holder is an estate, a trust or a partner ship) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or possessor) being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company, a controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

          (b) any tax, assessment or other governmental charge unposed [If the Security is interest-bearing, insert-on interest received by a Person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote] [If the Security is not to bear interest prior to Maturity, insert-by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote];

          (c) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security [If the Security is interest-bearing, insert-or any coupon appertaining hereto], if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge;

          (d) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of [If the Security is interest-bearing, insert-principal of [(and premium, if any)] or interest on this Security.] [If the Security is not to bear interest prior to Maturity, insert-principal of (or interest on overdue principal, if any, on) this Security or from payments from the proceeds of a sale or exchange of this Security]; or

          (f) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security [If Security is interest-bearing insert-or any coupon appertaining hereto] for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, nor will additional amounts be paid with respect to any payment of [If the Security is interest-bearing insert-principal of [(and premium, if any)] or interest on this Security] [If the Security is not to bear interest prior to Maturity, insert-principal of (or interest on over-due principal, if any, on) this Security or of the proceeds of any sale or exchange of this Security to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of any such payment to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Security [If the Security is interest-bearing insert-or any coupon appertaining hereto]. The term "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     [Notwithstanding the foregoing, if and so long as a certification identification or other reporting requirement referred to in the [fourth] [fifth] paragraph on the reverse hereof would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect, by so stating in the Determination Notice (as defined in such paragraph), to have the provisions of this paragraph apply in lieu of the provisions of such paragraph. In such event, the Company will pay as additional amounts such amounts as may be necessary so that every net payment made following the effective date of such requirements outside the United States by the Company or any of its Paying Agents of principal [(and premiums, if any)] [If the Security is interest-bearing, insert-or interest] due in respect of any Bearer Security [If the Security is interest bearing, insert-or any coupon] of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge other than a backup withholding tax or similar charge which is (i) the result of a certification, identification or other reporting requirement described in the second parenthetical clause of such paragraph, or (ii) imposed as a result of the fact that the Company or any of its Paying Agents has actual knowledge that the beneficial owner of such Bearer Security [If the Security is interest-bearing, insert- or coupon] is within the category of Persons described in clause (a) of the [third] paragraph of this Security, or (iii) imposed as a result of presentation of such Bearer Security [If the Security is interest-bearing insert-or coupon] for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, will not be less than the amount provided for in such Bearer Security [If the Security is interest-bearing, insert-or coupon] to be then due and payable.]


     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by manual signature of an authorized signatory, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal and coupons bearing the facsimile signature of [its Treasurer] [one of its Assistant Treasurers] to be annexed hereto.

Dated as of ________ 19__

                                        CAMPBELL SOUP COMPANY


                                         By_____________________________________


Attest:


____________________________________


                         [Form of Reverse of Security]

     Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September ,1996 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [U.S.$] ___________________. The Securities of this series are issuable as Bearer Securities, with interest coupons attached, in the denomination of [U.S.$] ___________________ [, and as Registered Securities, without coupons, in denominations of [U.S.$] ___________________ and any integral multiple thereof]. [As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities and Registered Securities of this series are exchangeable for a like aggregate principal amount of Registered Securities of this series and of like tenor of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Security or Securities to be exchanged, with all unmatured coupons and all matured coupons in default thereto appertaining, at any office or agency described below where Registered Securities of this series may be presented for registration of transfer, provided, however, that Bearer Securities surrendered in exchange for Registered Securities between a Record Date and the relevant Interest Payment Date shall be surrendered without the coupon relating to such Interest Payment Date. Bearer Securities may not be issued in exchange for Registered Securities.]

     [If applicable, insert-The Securities of this series are subject to redemption [(l)] [If applicable, insert-on (1) _______________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at a Redemption Price equal to [100% of the principal amount] [or Insert formula for determining the amount], and (2)] [If applicable insert-at any time [on or after __________ 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [or before _____, ___%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,

                        REDEMPTION                              REDEMPTION
     YEAR                  PRICE              YEAR                 PRICE
     ----               ----------            ----              ----------



and thereafter at a Redemption Price equal to ___% of the principal amount,] [and (___ )] (under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to [100% of the principal amount] [or insert formula for determining the amount] [If the Security is interest-bearing, insert-, together in the case of any such redemption [If applicable insert-(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date; provided, however, that interest installments on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise)].]

     [If applicable, insert-The Securities of this series are subject to redemption (1) on __________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after __________, 19__], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __________ of the years indicated.

                         REDEMPTION PRICE
                          FOR REDEMPTION            REDEMPTION PRICE FOR
                         THROUGH OPERATION          REDEMPTION OTHERWISE
                              OF THE               THAN THROUGH OPERATION
     YEAR                  SINKING FUND              OF THE SINKING FUND
     ----                -----------------         ----------------------



and thereafter at a Redemption Price equal to  ___% of the principal amount, and
(3) under the circumstances described in the next [two] succeeding paragraph[s] at a Redemption Price equal to 100% of the principal amount [or insert formula for determining the amount] [If the Security is interest-bearing insert-, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date; provided, however, that interest installments on this Security whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States, except as herein provided otherwise)].]

     [Partial redemption must be in an amount not less than [U.S. $5,000] principal amount of Securities.] [Notwithstanding the foregoing, the Company may not, prior to _______________, redeem any Securities of this series as contemplated by Clause [(2)] above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

     [The Securities may be redeemed, as a whole but not in part, at the option of the Company, at a Redemption Price [equal to 100% of their principal amount] [determined as set forth in the preceding paragraph]. [If the Security is interest-bearing, insert-, together with interest accrued to the date fixed for redemption,] if, as a result of any amendment to, or change in, the laws or regulations of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official interpretation or application of such laws or regulations, which amendment or change is effective on or after _________, 19__, the Company will become obligated to pay additional amounts (as described on the face hereof) [If the Security is interest-bearing, insert-on the next succeeding Interest Payment Date] [If the Security is not to bear interest prior to Maturity, insert- at Maturity or upon the sale or exchange of any Security] at the time such notice is given, such obligation to pay such additional amounts remains in effect.

          [If applicable, insert- In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal [(, premium, if any)] or interest due with respect to any Bearer Security or coupon would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided in each case referred to in clauses (a) (ii) and (b) that payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Securities as a whole but not in part, at a Redemption Price [equal to 100% of their principal amount,] [determined as set forth in the next preceding paragraph,] together with interest accrued to the date fixed for redemption, or (y) if and so long as the conditions of the [third] paragraph on the face of this Security are satisfied, pay the additional amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided below (the "Determination Notice"), in each case stating the effective date of such certification, identification or other reporting requirement, whether the Company will redeem the Securities or will pay the additional amounts specified in such paragraph and (if applicable) the last date by which the redemption of the Securities must take place. If the Company elects to redeem the Securities, such redemption shall take place on such date, not later than one year after publication of the Determination Notice, as the Company elects by notice to the Trustee at least [60] days before such date, unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than [30] days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee, which will promptly give notice of that determination in the manner provided below, and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause
(y) above to pay additional
amounts, and as long as the Company is obligated to pay such additional amounts, the Company may subsequently redeem the Securities, at any time, as a whole but not in part, at a Redemption Price [equal to 100% of their principal amount] [determined as set forth in the next preceding paragraph,] together with interest accrued to the date fixed for redemption, but without reduction for applicable United States withholding taxes.]

          [If applicable, insert- In addition, if the Company determines, based upon a written opinion of independent counsel, that any payment made outside the United States by the Company or any of its Paying Agents of the full amount due with respect to any Bearer Security would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security who is a United States Alien (as defined on the face hereof) (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) which can be satisfied by the custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided in each case referred to in clauses (a)(ii) and (b) that payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) permit any Holder of a Bearer Security to present such Bearer Security for redemption within 90 days of notice of such redemption, at a Redemption Price determined as set forth in the next preceding paragraph, or (y) if and so long as the conditions of the [fifth] paragraph on the face of this Security are satisfied, pay the additional amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided below (the "Determination Notice"), in each case stating the. effective date of such certification, identification or other reporting requirement, whether the Company has elected to permit redemption of the Bearer Securities or to pay the additional amounts specified in such paragraph and (if applicable) the last day by which the Company may publish any notice of redemption. If the Company elects to permit redemption of the Bearer Securities, notice of the redemption will be given not more than 268 days following the Determination Notice and will specify the date fixed for redemption. The Bearer Securities will be redeemed on the day 97 days after notice of the redemption has been given. Notwithstanding the foregoing, the Company will not permit redemption of the Bearer Securities if the Company, based upon an opinion of independent counsel, subsequently determines, not less than 30 days prior to the date fixed for redemption, that no payment would be subject to any such requirement, in which case the Company will promptly notify the Trustee, which will promptly give notice of that determination in the manner described below, and any earlier redemption notice will thereupon be revoked and of no further effect.]

          [The sinking fund for this series provides for the redemption on ___________ in each year, beginning with the year __, and ending with the year
____, of [not less than] [U.S.$]..... [("mandatory sinking fund") and not more than [U.S.$].] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made - in the inverse order in which they become due).]

          [Notice of redemption will be given by publication in an Authorized Newspaper in The City of New York and, if the Securities of this series are then listed on [The Stock Exchange of the United Kingdom and the Republic of Ireland] [the Luxembourg Stock Exchange] [or] any [other] stock exchange located outside the United States and such stock exchange shall so require, in [London] [Luxembourg] [or] in any [other] required city outside the United States or, if not practicable, elsewhere in Europe, [and by mail to Holders of Registered Securities] not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

          If an Event of Default with respect to Securities of this series shall occur and be continuing, [the] [If an Original Issue Discount Security, insert-an amount of] principal of the Securities of the series may be declared due and payable in the manner and with the effect provided in the Indenture [the] [If an Original Issue Discount Security, insert - such amount shall be equal to-insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected [If the Securities of the series are interest-bearing insert-and any related coupons] under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority. in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain other cases specified in the Indenture or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series [If the Securities of the series are interest-bearing, insert- and any related coupons], to waive compliance by the Company with certain provisions of the Indenture and certtain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series [If the Security is interest-bearing, insert-or any related coupon] will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof [If the Security is interest-bearing insert-or any related coupon] for the enforcement of payment of the principal of [(and premium, if any)] or [any] interest on this Security [If the Security is interest-bearing, insert-or payment of such coupon] on or after the respective due dates expressed herein [If the Security is interest-bearing, insert-or in such coupon].

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of [(and premium, if any)] and [any] interest (including additional amounts, as described on the face hereof) on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

          Title to [Bearer] Securities and coupons shall pass by delivery. [As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable in the Security Register, upon surrender of a Registered Security for registration of transfer at the [Corporate Trust Office of the Trustee or such other] office or agency of the Company in any place where the principal of (premium, if any) and interest, if any, on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new [Registered] Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

          [No service charge shall be made for any such [registration of transfer or] exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of a Bearer Security of any series [If the Securities of the series are interest-bearing, insert - and any coupon appertaining thereto] [, and prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered,] as the owner thereof for all purposes, whether or not such Security [If the Securities of the series are interest-bearing insert-or such coupon] is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof. All term used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            [FORM OF FACE OF COUPON]

          ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                                                                  [R-]__________


                             CAMPBELL SOUP COMPANY                [U.S.$]_______


                                                                  Due___________

                        ________________________________

          Unless the Security to which this coupon appertaining shall have been called for previous redemption and payment thereof duly provided for on the date set forth hereon. CAMPBELL SOUP COMPANY (herein called the "Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which the Company may be required to pay according to the terms of said Security and the Indenture referred to therein) [at the initial Paying Agents set out on the reverse hereof or at such other offices or agencies (which, except as otherwise provided in the Security to which this coupon appertaining, shall be located outside the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (the "United States")) as the Company may designate from time to time,] at the option of the Holder, by [United States dollar check] drawn on a bank in The City of New York or by transfer of [United States dollars] to an account maintained by the payee with a bank located outside the United States, being [one year's] interest then payable on said Security.

                                        CAMPBELL SOUP COMPANY

                                        By______________________________________

                                                  [Reverse of Coupon]**

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


__________________________

** Insert names and addresses of Initial Paying Agents located outside the United States.

                                                                   Exhibit C-1

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY]
                                  CERTIFICATE

          Whenever any provision of this Indenture or the forms of Security contemplates that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the
Company:

                    [Insert title or sufficient description
                         of Securities to be delivered]

          This is to certify that the above-captioned Security is not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or any person inside the United States, or, if a beneficial interest in the Security is being acquired by a United States person, that such person is a financial institution within the meaning of
Section 1.165-12(c)(1)(v) of the United States Treasury Regulations or is acquiring through such a financial institution, and in either case that the Security is held by a financial institution that has agreed in writing to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and is not purchasing for offer to resell or for resale inside the United States. If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false (and, absent documentary evidence that the beneficial owner of such Security is not a United States person, the undersigned will be, deemed to have actual knowledge that such beneficial owner, other than a financial institution described above, is a United States person if the undersigned has a United States address for such beneficial owner), the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

          We understand that this certificate is required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.]

Dated: __________, 19__                      ___________________________________

                                                                    Exhibit C-2

                 [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                 AND CEDEL S.A. IN CONNECTION WITH THE EXCHANGE
                  OF A PORTION OF A TEMPORARY GLOBAL SECURITY

          Whenever any provision of this Indenture or the forms of Security contemplates that certification be given by Euroclear or CEDEL S.A. in connection with the exchange of a portion of a temporary global Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:]

                                  CERTIFICATE

                             ......................

                    [Insert title or sufficient description
                         of Securities to be delivered]

          This is to certify with respect to U.S. $ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the Principal amount submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate may be required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  __________,   19__
(To be dated no earlier than
the Exchange Date]
                                        [MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, BRUSSELS OFFICE, as
                                        Operator of the Euroclear System] [CEDEL
                                        S.A.]

                                        By  ...................................

                                     C-2-1

                                                                     Exhibit C-3

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                      EUROCLEAR AND CEDEL S.A. TO OBTAIN
                      INTEREST PRIOR TO AN EXCHANGE DATE

          Whenever any provision of this indenture or the forms of Security contemplates that certification be given by Euroclear or CEDEL S.A. to obtain interest prior to an Exchange Date, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:]


                                  CERTIFICATE


                               ................


            [Insert title or sufficient description of Securities]


          We confirm that the interest payable on the Interest Payment Date on [Insert Date] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form attached hereto. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

          We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

Dated: ...........   19 ....
[To be dated on or after
the relevant Interest
Payment Date]

                                        [MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, BRUSSELS OFFICE, as Operator of
                                        the Euroclear System] [CEDEL S.A.]

                                        By  ....................................

                                     C-3-1

                                                                     Exhibit C-4

                  [FORM OF CERTIFICATION BY BENEFICIAL OWNERS
                  TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE

          Whenever any provision of this Indenture or the forms of Security contemplates that certification be given by a Person who beneficially owns any [Bearer] Security in connection with obtaining any interest prior to an Exchange Date relating to such Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:]

                                  CERTIFICATE

                                ................


            [Insert title or sufficient description of Securities]

          This is to certify that as of the Interest Payment Date on [Insert date] and except as provided in the third paragraph hereof, none of the above-captioned Securities held by you for our account was beneficially owned by a United States person or, if any of such Securities held by you for our account were beneficially owned by a United States person, such United States person either provided an Internal Revenue Service Form W-9 with respect to such interest payment or certified with respect to such interest payment that it was an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          This certificate excepts and does not relate to [U.S. $] principal amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able so to certify.

                                     C-4-1

          We understand that this certificate may be required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:..............   19....
[To be dated on or after the
relevant Interest Payment Date]

                                        [Name of Person Entitled to
                                        Receive Interest]

                                        ...............................
                                        (Authorized Signatory)
                                        Name:
                                        Title:

                                     C-4-2